                                                                    Exhibit 10.6


                              FORM OF PROMISSORY NOTE

$______                                                         _______ 16, 2000
                                                            Carlsbad, California


         FOR VALUE RECEIVED, _________ (the "Payor") hereby promises to pay on ________, 2005 to Kinzan.com (the "Payee"), at 2111 Palomar Airport Road, Suite 250, Carlsbad, California 92009, or at such other place as may be designated from time to time in writing by Payee, in lawful money of the United States, the principal sum of ___________________________________________,
plus interest accrued hereunder. This note shall bear interest accrued from the date hereof until the date of payment at a rate of 6.8% per year.

          1. This Note is the full recourse promissory note referred to in and is entitled to the benefits of the Pledge Agreement dated as of the date hereof between the Payor and the Payee, with respect to _______ shares of the Common Stock of kinzan.com

          2. This Note may be prepaid at the option of Payor, in full or in part, at any time and from time to time without premium or penalty. All payments shall be allocated first to accrued but unpaid interest and then to principal.

          3. In the event Payor defaults in the payment when due of the principal interest on this Note, Payee, at its option, without notice, may declare all principal and accrued interest to be immediately due and payable.

          4. If this Note is not paid in accordance with its terms and is placed in the hands of an attorney for collection, or if suit be instituted hereon, Payor shall pay Payee, in addition to principal and accrued interest, all costs of collection of the principal and accrued interest, including, without limitation, reasonable attorney's fees for the enforcement of this Note.

          5. Payor hereby expressly waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of the Note and all other notices of any kind. This Note shall be governed by California law.



                                                     ---------------------------

                                PLEDGE AGREEMENT

         This Pledge Agreement is made and entered into between Kinzan.com (the "Secured Party") and ___________ (the "Debtor") effective as of ________, 2000.

          1. Secured Party is a Corporation with its principal place of business at 2111 Palomar Airport Road, Suite 250, Carlsbad, California 92009.

          2.   Debtor's address for purposes of this Agreement is:

               --------------------------------------------------

               --------------------------------------------------

          3. Secured Party has agreed to loan $______ to Debtor pursuant to the provisions of the promissory note, dated the date hereof, in the principal amount of $______ (the "Note").

          4. As a condition of the loan, Debtor has agreed to grant to Secured Party a security interest in ______ shares of Common Stock of Kinzan.com (the "Company").


                                    AGREEMENT

         In consideration of the foregoing recitals and terms, conditions, and covenants contained herein, Secured Party and Debtor agree as follows:

         Section 1. GRANT OF SECURITY. The Debtor hereby pledges to the Secured Party, and grants to the Secured Party, a security interest in the following (the "Pledge Collateral").

                  (i) ______ shares of Common Stock of the Company (the "Pledge Shares") and the certificates representing the Pledged Shares, and all non-cash dividends, instruments and other property from time to time received, receivable or otherwise distributes in respect of or upon sales, transfer, exchange or other disposition of any or all of the Pledge Shares; and

                  (ii) all additional shares of stock of the issuer of the Pledged Shares issues in respect of the Pledged Shares and certificates representing such additional shares, and all non-cash dividends, instruments and other property from time to time received, receivable or otherwise distributes in respect of or in exchange for any or all such shares.

         Section 2. DEBTOR'S OBLIGATIONS SECURITY HEREBY. The Obligations of Debtor that are secured by this Agreement are as follows:

                  (i) Payment or performance of all existing and future obligations of Debtor to Secured Party arising under the Note or this Agreement; and

                  (ii) All expenses, including attorney's fees and legal expenses, incurred or paid by Secured Party in the preservation or enforcement of his rights or obligations of Debtor under the Note or this Agreement.

         Section 3. COLLATERAL--SALE, TRANSFER OR CREATION OF LIEN. Debtor represents and warrants that Debtor is the sole owner of the Collateral, free and clear of any lien, claim, charge, option, or other encumbrance, except as provided in this Agreement and has authority to pledge, transfer, and deliver any interest therein. Debtor shall not sell or offer to sell or otherwise transfer the Collateral, or any part thereof or interest therein, encumber the Collateral, or allow a lien to be placed on the Collateral, without the prior written consent of Secured Party.

         Section 4. POSSESSION OF COLLATERAL. Secured Party shall retain possession of Collateral until all of Debtor's obligations under the Note and this Agreement have been performed.

         Section 5. DEFAULT DEFINED. Debtor shall be in default under this Agreement (an "Event of Default") on the happening of any of the following events or conditions.

                  (i) Debtor fails to perform any of his obligations under the Note or this Agreement, including without limitation, fails to make any payments, when due, under the Note;

                  (ii) Any warranty, representation, or statement made or furnished to Secured Party by or on behalf of Debtor in connection with this Agreement or to induce Secured Party to extend credit to Debtor proves to have been false in any material respect when made or furnished.

                  (iii) Any sale or assignment of, or lien or encumbrance on, any of the Collateral occurs, except as is permitted in this Agreement, or the filing of suit for the purpose of, or the making of, any levy, seizure, or attachment thereof occurs; or

                  (iv) Debtor makes any assignment for the benefit or creditors, or commences a proceeding under any bankruptcy or insolvency laws, or any proceeding under any bankruptcy laws is commenced against Debtor.

                  Section 6. ACCELERATION. On default hereunder or under the Note, Secured Party may, without notice to Debtor, accelerate the payment or performance of any or all of Debtors obligations hereunder or under the Note and shall have, in addition to all rights and remedies under this Agreement, the rights and remedies of a Secured Party under Article 9 of the California Uniform Commercial Code, including, without limitation, the right to sell or otherwise dispose of any or all of the Collateral.

                  Section 7. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                  (i) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of California at that time, and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public pr private sale, at any exchange , broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that at least ten (10) days' notice shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of any sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (ii) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledges Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party against, all or any part of the obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus.

                  Section 8. NOTICE OF SALE. Secured Party shall give Debtor written notice of the time and place of any public sale of the Collateral, or of the date on which a private sale or other intended disposition thereof is to be made, at least ten (10) days before the sale or disposition.

                  Section 9. POWER OF ATTORNEY. Debtor appoints Secured Party its attorney-in-fact to transfer the Shares to Secured Party or to any other person pursuant to Section 7 hereof in the event Debtor shall default hereunder.

                  Section 10. TERMINATION OF AGREEMENT. This Agreement shall terminate upon Debtor paying Secured Party all principal and accrued interest on the Note and al of its obligations to secured Party under this Agreement.

                  Section 11. WAIVER. No waiver of any obligation of Debtor under the Note or this Agreement shall be effective unless it is in writing signed by a Secured Party. A waiver by Secured Party of any right or remedy under this Agreement on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

                  Section 12. NOTICE. Any notice required or permitted under this Agreement shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, and addressed to the addressee at the address of the addressee set forth in the recitals to this Agreement, or to the most recent address, specified by written notice, given to the sender by the addressee under this Section 12.

                  Section 13. OTHER ACTS OF DEBTOR. Debtor shall execute and deliver such documents and perform all acts as are necessary or convenient for Secured Party to perfect its security interest in the Collateral or to sell the Collateral in the event of a default by Debtor under this Agreement or the Note.

                  Section 14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof superseding all negotiations, prior discussions and preliminary agreements. All modifications and amendments hereto must be in writing specifying the modifications or amendment and executed by both parties hereto.

                  Section 15. SUCCESSORS. This Agreement shall be binding upon and inure top the benefit of the heirs, executors, administrators, assigns and successors of the respective parties hereto.

                  IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first shown above.





                                              ----------------------------------
                                              Kinzan.com
                                              SECURED PARTY



                                              ----------------------------------
                                              DEBTOR